SUPPLEMENT DATED FEBRUARY 27, 2019 TO THE

ENHANCED ULTRA SHORT DURATION MUTUAL FUND PROSPECTUS

DATED MARCH 29, 2018, AS SUPPLEMENTED

On February 20, 2019, the Board of Trustees of State Funds (the “Trust”), upon the recommendation of New York Alaska ETF Management LLC, the investment adviser for the series of the Trust, approved a plan to liquidate and terminate (the “Liquidation”) the Enhanced Ultra Short Duration Mutual Fund (the “Fund”), a series of the Trust.  It is anticipated that the Liquidation will be completed on or about March 6, 2019 (the “Liquidation Date”).  A shareholder vote is not required to approve the Liquidation.

Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.  Effective as of the regularly scheduled close of regular trading on the New York Stock Exchange on February 27, 2019, the Fund will no longer accept investments from new shareholders.  Redemption orders received in proper form as described in the Fund’s prospectus after the close of regular trading on the New York Stock Exchange on February 27, 2019 will not be subject to any contingent deferred sales charges or other sales charges imposed by the Fund, except that shares held through a broker-dealer or other financial intermediary, such as omnibus accounts, may be subject to sales charges in accordance with the protocols of the financial intermediary.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the prospectus under “How to Redeem Shares.”  A letter will be sent to shareholders who hold shares directly with the Fund with respect to the Liquidation and the distribution of their redemption proceeds. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

It is expected that as soon as practicable following the Liquidation, the cash proceeds of the Liquidation will be distributed to shareholders of the Fund in complete redemption of their shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund will no longer pursue its investment objectives and strategies between now and the Liquidation Date.

For assistance or more information, shareholders can contact their registered representative or contact the Fund by calling toll free 1-800-523-8382.

* * * * *

Please retain this Supplement for future reference.

Enhanced Ultra Short Duration Mutual Fund, a series of State Funds

PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by State Funds (the “Trust”), a Delaware statutory trust, with respect to the Enhanced Ultra Short Duration Mutual Fund (the “Fund”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Fund is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Delaware law, the Investment Company Act, the Internal Revenue Code of 1986, as amended (the “Code”) and the Trust’s Trust Instrument originally dated June 20, 2016, as amended (the “Trust Instrument”), and By-Laws.

WHEREAS, the Trust’s Board of Trustees (the “Board”) has determined, on behalf of the Fund, that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

WHEREAS, by resolutions of the Board on February 20, 2019, the Board considered and adopted this Plan as the method of liquidating and dissolving the Fund in accordance with applicable provisions of Delaware law and the Trust’s Trust Instrument and By-Laws, including but not limited to the following articles of the Trust Instrument: (1) Article IV under “Voting by shareholders” and (2) Article VIII, under “Redemption of Shareholder’s Interest By Action of Trust” of the Trust’s Declaration of Trust dated June 20, 2016, as filed with the Commission in Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, as filed on January 12, 2017.

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth.

1. Effective Date of Plan. This Plan shall become effective with respect to the Fund on February 27, 2019 (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2. Liquidation. As soon as practicable following the Effective Date, the Fund shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3. Cessation of Business. Upon the Effective Date, the Fund shall thereupon cease the public offering of its shares, shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Fund’s assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made. The Fund will continue to publish its daily Net Asset Value until its liquidation date of March 6, 2019.

4. Restriction of Transfer but allowing Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on February 27, 2019 (the “Closing Date”). On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be

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carried into effect under the laws of the state of Delaware or otherwise, the shareholders’ respective interests in the Fund’s assets shall not be transferable but will be allowed to be redeemed at any time.

5. Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than March 6, 2019 (the “Liquidation Period”), all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6. Liabilities. During the Liquidation Period, the Fund shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Fund. If the Fund is unable to pay, discharge or otherwise provide for any liabilities of the Fund during the Liquidation Period, the Fund may, however, retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books. The Fund’s Registered Investment Advisor has agreed to waive his management fee and reimburse the fund for any additional expenses that surpass these expenses in accordance with the liquidation plan file with the SEC and sent to shareholders.

7. Distribution to Shareholders. The Fund’s assets will be distributed ratably among the Fund’s shareholders of record at the close of business on March 6, 2019 (the “Liquidation Date”) in one or more cash payments no later than the end of the Liquidation Period. The first distribution of the Fund’s assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund.

If the Board is unable to make distributions to all of the Fund’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Fund shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders

8. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.	The Trust will determine the shareholders of record of the Fund as of the Liquidation Date of the Plan.

b.

The Trust will then identify the shareholders of record as of the Liquidation Date who would be entitled to a pro rata share of the cash or distribution received by the Fund (net of all expenses associated with effecting the disposition of such cash or distribution).

c.	The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash.

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9. Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10. Powers of Board of Trustees. The Trust’s Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the Investment Company Act, the Code, the Trust Instrument and Bylaws of the Trust, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.

12. Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust’s Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Fund.

13. Filings. As soon as practicable after the final distribution of the Fund’s assets to shareholders, the Trust shall file notice of liquidation and dissolution of the Fund and any other documents as are necessary to effect the liquidation and dissolution of the Fund in accordance with the requirements of the Trust’s Trust Instrument, Delaware law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Fund’s final income tax returns, Forms 966, 1096 and 1099.

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14. Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware.

STATE FUNDS
on behalf of the Enhanced Ultra Short Duration Mutual Fund

By:	/s/ Ofer Abarbanel
Name:	Ofer Abarbanel
Title:	CEO

NEW YORK ALASKA ETF MANAGEMENT LLC

By:	/s/ Ofer Abarbanel
Name:	Ofer Abarbanel
Title:	CEO

STATE FUNDS – ENHANCED ULTRA SHORT DURATION MUTUAL FUND (SYMBOL: STATX)
5550 Painted Mirage Road	C.E.O:	Mr. Ofer Abarbanel
Ste 320 Las Vegas, Nevada	Telephone	+ 1 800 523 8382
Zip Code: 89149	Website:	www.tbil.co

February 27, 2018

Re: Fund Liquidation to Prevent an Increase in Fund Expenses

Dear Shareholders:

On February 20, 2019, the Board of Trustees (the “Board”) of Enhanced Ultra Short Duration Mutual Fund (the “Fund”), a series of State Funds, adopted a Plan of Liquidation and Dissolution (the “Plan”) for the Fund. Based upon the recommendation of New York Alaska ETF Management LLC, the Fund’s investment adviser, and the consideration of various future fund expenses, the Board determined that the Fund expenses are projected to increase and that liquidating the Fund would be in the interests of shareholders.

Based on the recommendation of the adviser and given the Fund’s anticipated future expense, the Board has determined that liquidating the Fund would be in the best interests of the Fund and its shareholders.

In accordance with the Plan, the Fund intends to dispose of all of its assets on or before March 6, 2019. The proceeds from the sale of assets (net of any remaining liabilities) are expected to be distributed to the Fund’s shareholders on or around March 6, 2019. On or around March 5, 2019, the Fund will also pay to shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from the sales of Fund assets. During the period leading up to the distribution of the proceeds from the Fund’s liquidation, the Fund will be managed in accordance with the Plan and will not be managed in accordance with the investment objective set forth in the Fund’s prospectus.

We encourage you to discuss your financial situation and any investment decision with your financial advisor. Please contact your broker-dealer or other financial intermediary or our Fund at 1-800-523-8382 to process a redemption (please note that some accounts may require written documentation in order to effect a redemption). Since the liquidation (or redemption) of Fund shares may have tax implications for you, you should also consult with your tax advisor.

If by March 5, 2019, we have not received instructions from you to redeem your shares, we intend to liquidate your shares in accordance with the Plan and send a wire cash payment or mail a check for the proceeds to your bank account or address of record. This applies to all shareholders, including if you hold shares of the Fund in an individual retirement account (IRA) or other tax-deferred product.

Should you have additional questions concerning this letter or the liquidation process, please do not hesitate to contact our Fund at 1-800-523-8382.

Sincerely,

/s/ Ofer Abarbanel, CEO

State Funds

Enhanced Ultra Short Duration Mutual Fund (Symbol: STATX)

You should consider the investment objectives, risks and expenses of the Fund carefully before investing. The Fund’s prospectus contain this and other information about the Fund and are available by calling the Fund at 1-800-523-8382 or by visiting www.tbil.co. Please read the prospectus carefully before investing.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

You could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is actively managed, and the portfolio characteristics are subject to change.

Neither State Funds or its Advisor nor its affiliates provide tax advice. Please note that (i) any discussion of U.S. tax matters contained in this communication cannot be used by you for the purpose of avoiding tax penalties; (ii) this communication was written to support the promotion or marketing of the matters addressed herein; and (iii) you should seek advice based on your particular circumstances from an independent tax advisor.